UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
☑ Filed by the Registrant   ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Due to a printing error by the independent proxy distribution agent, you may have received, or will     receive, an incorrect notice (the "Meeting Notice") of the annual meeting of stockholders of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the "Company") to be held on June 6, 2024. In the Meeting Notice, the language of Proposal 4 incorrectly stated the proposed name of the Company following its proposed conversion from a Maryland corporation to a Delaware corporation.

The correct language of Proposal 4 should state: “The conversion of the Company from a Maryland corporation to a Delaware corporation under the name “HA Sustainable Infrastructure Capital, Inc.” in accordance with the Plan of Conversion attached to the proxy statement”. The corrected Meeting Notice is attached. The Company regrets any inconvenience or confusion caused by the distribution of the incorrect Meeting Notice.

One Park Place, Suite 200 Annapolis, MD 21401 +1 410 571 9860 hasi.com

Your **Vote** Counts!

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
2024 Annual Meeting
Vote by June 5, 2024
11:59 PM ET

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE
CAPITAL, INC.
1 PARK PLACE, SUITE 200
ANNAPOLIS, MD 21401

V48696-P07783

You invested in HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2024.**

Get informed before you vote

View the Notice of Meeting, Annual Report to Stockholders, Proxy Statement and Proxy Card online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2024
9:30 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/HASI2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election as directors of all of the Nominees: 01) Jeffrey W. Eckel 02) Lizabeth A. Ardisana 03) Clarence D. Armbrister 04) Teresa M. Brenner 05) Nancy C. Floyd 06) Jeffrey A. Lipson 07) Charles M. O'Neil 08) Richard J. Osborne 09) Steven G. Osgood 10) Kimberly A. Reed	For
2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3.	The advisory approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the proxy statement.	For
4.	The conversion of the Company from a Maryland corporation to a Delaware corporation under the name "HA Sustainable Infrastructure Capital, Inc." in accordance with the Plan of Conversion attached to the proxy statement.	For
5.	The transaction of any other business that may properly come before the meeting or any postponement or adjournment thereof.	

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V48697-P07783